UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 20, 2007
THE BANK OF NEW YORK COMPANY, INC.

(Exact name of registrant as specified in its charter)

New York	1-06152	13-2614959

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wall Street
New York, New York	10286

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 495-1784
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Exhibits
SIGNATURES
EX-99.1: JOINT PROXY STATEMENT/PROSPECTUS

Item 8.01   Other Events.
The Bank of New York Company, Inc. (the “Company”) is filing this Current Report on Form 8-K in order to incorporate by reference into its filings made pursuant to the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, the Joint Proxy Statement/Prospectus of the Company and Mellon Financial Corporation (“Mellon”) which was contained in the Registration Statement on Form S-4 (File No. 333-140863) filed by The Bank of New York Mellon Corporation (“Newco”) on April 17, 2007 (the “Joint Proxy Statement/Prospectus”). The Joint Proxy Statement/Prospectus was filed for the purpose of facilitating the proposed merger transaction involving the Company, Mellon and Newco and is included as Exhibit 99.1 hereto.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation: (i) statements about the benefits of the transaction between The Bank of New York Company, Inc. and Mellon Financial Corporation, including future financial and operating results, cost savings, enhanced revenues, expected market position of the combined company, and the accretion or dilution to reported earnings and to cash earnings that may be realized from the transaction; (ii) statements with respect to The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “targets”, “projects” and similar expressions. These statements are based upon the current beliefs and expectations of The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. We will not update these statements as a result of changes in circumstances or new facts, or for any other reason.
The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of The Bank of New York Company, Inc. and Mellon Financial Corporation may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the combined company may not realize, to the extent or at the time we expect, revenue synergies and cost savings from the transaction; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) a weakening of the economies in which the combined company will conduct operations may adversely affect our operating results; (7) the U.S. and foreign legal and regulatory framework could adversely affect the operating results of the combined company; and (8) fluctuations in interests rates, currency exchange rates and securities prices may adversely affect the operating results of the combined company. Additional factors that could cause The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s results to differ materially from those described in the forward-looking statements can be found in The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s Internet site (http://www.sec.gov).

Item 9.01   Exhibits
(d) Exhibits.
99.1	Joint Proxy Statement/Prospectus contained in the Registration Statement on Form S-4 (File No. 333-140863) filed by The Bank of New York Mellon Corporation on April 19, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Company, Inc. (Registrant)
Date: June 20, 2007	By:	/s/ Bart R. Schwartz
		Name:	Bart R. Schwartz
		Title:	Corporate Secretary

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